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                                                                   Exhibit 10.20

                 FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT

         This First Amendment to Fourth Amended and Restated Revolving Credit and Security Agreement (the "Amendment") is made this 4th day of February, 2002, by and among Wincup Holdings, Inc., Radnor Chemical Corporation, Styrochem U.S., Ltd., Radnor Holdings Corporation, Radnor Delaware II, Inc., Styrochem Delaware, Inc., Wincup Texas, Ltd., Styrochem GP, L.L.C., Styrochem LP, L.L.C., Wincup GP, L.L.C., and Wincup LP, L.L.C. (each individually a "Borrower" and collectively, "Borrowers"), and PNC Bank, National Association ("PNC"), as Agent (defined below).

                                   BACKGROUND
                                   ----------

                  A. On December 26, 2001, Borrowers, the financial institutions which are now or which hereafter become a party hereto (individually, a "Lender" and collectively, the "Lenders") and PNC, as agent for Lenders (PNC in such capacity, the "Agent") entered into a certain Fourth Amended and Restated Revolving Credit and Security Agreement (as amended, modified, renewed, extended, replaced or substituted from time to time, the "Loan Agreement") to reflect certain financing arrangements between the parties thereto. The Agreement and all other documents executed in connection therewith are collectively referred to as the "Existing Financing Agreements." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement. In the case of a direct conflict between the provisions of the Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

                  B. The Borrowers have requested and the Agent has agreed to modify certain definitions, terms and conditions contained in the Loan Agreement to facilitate the execution of a Commitment Transfer Supplement by and between Lenders and Fleet Capital Corp.

                  C. The parties have agreed, subject to the terms and conditions of this Amendment, to modify and amend the Existing Financing Agreements.

         NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

         1. Section I of the Loan Agreement shall be amended by deleting the definition of "Required Lenders" in its entirety and replacing it with the following:

                           "'Required Lenders' shall mean (i) if there are no
                             ----------------
                  more than two Lenders, Lenders holding one hundred percent (100%) of the Advances or if no Advances are outstanding, one hundred percent (100%) of the Commitment Percentages; and (ii) if there are more than two Lenders, Lenders holding fifty one percent
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                  (51%) of the Advances or if no Advances are outstanding, fifty one percent (51%) of the Commitment Percentages."

         2.       Section VI of the Loan Agreement shall be amended as follows:

                  (a) Section 6.5 shall be deleted in its entirety and replaced as follows:

                  "6.5     FIXED CHARGE COVERAGE RATIO FOR RADNOR ON A
                           -------------------------------------------
                  CONSOLIDATED BASIS.
                  ------------------

                           Cause to be maintained a Fixed Charge Coverage Ratio
                  for Radnor on Consolidated Basis to be equal to or greater than 1.00 to 1.00 as at the end of each fiscal quarter for the most recent four fiscal quarters then ended, beginning at the end of the first quarter of 2002."

                  (b) Section 6.7 shall be deleted in its entirety and replaced as follows:

                  "6.7     SENIOR NOTES AND SECOND SENIOR NOTES.
                           ------------------------------------

                           Shall, on or before September 1, 2003 deliver to
                  Agent evidence that Radnor has either (a) caused the holders of the Senior Notes and the Second Senior Notes to extend the maturity date of the Senior Notes and Second Senior Notes or
                  (b) refinanced, on terms no less favorable to Lenders, the Senior Notes and Second Senior Notes pursuant to satisfactory agreements as reasonably determined by Required Lenders in their sole and absolute direction."

                  (c) A new Section 6.12 shall be added to the Loan Agreement as follows:

                  "6.12    ASSETS AND CONSOLIDATED EBITDA MAINTENANCE.
                           ------------------------------------------

                           The consolidated tangible assets (calculated in
                  accordance with GAAP) of the Borrowers will, at all times, represent at least 85% of the consolidated tangible assets of Radnor's Subsidiaries operating in the United States on a consolidated basis and the consolidated EBITDA of the Borrowers will, at all times, represent at least 85% of the consolidated EBITDA of Radnor's Subsidiaries operating in the United States on a consolidated basis. If, at any time, the Borrowers fail to maintain such values, the Borrowers will cause such of their Subsidiaries, as are mutually agreeable to the Agent and Radnor, to join into this Agreement as additional borrowers, and to execute such documents, including the form of Joinder Agreement attached hereto as Exhibit 7.12-A as the Agent requires such that the conditions of this covenant shall be satisfied."

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         3.       Section XIV of the Loan Agreement shall be amended by deleting
Section 14.9 in its entirety and replacing it as follows:

                  "14.9    DELIVERY OF DOCUMENTS.
                           ---------------------

                           To the extent Agent receives material financial
                  documents or information from any Borrower that is not otherwise required to be delivered to Lenders by Borrower pursuant to this Agreement (i.e. borrowing base certificates, notices of borrowing, etc.), Agent will promptly furnish such documents and information to Lenders."

         4.       Section XV of the Loan Agreement shall be amended as follows:

                  (a) Section 15.2(b)(vi) shall be deleted in its entirety and replaced as follows:

                           "(vi) permit (a) the outstanding Revolving Advances
                  to exceed 110% of the Formula Account ("Allowable Excess Advance") or (b) any Allowable Excess Advance to be outstanding for more than (10) consecutive Business Days, or
                  (c) an Allowable Excess Advance to be outstanding on more than three occasions during any given one (1) year period, or (d) any Revolving Advances to be made at any time if after giving effect thereto any of the requirements set forth in clauses
                  (a), (b) and (c) above would not be satisfied."

                  (b) In Section 15.2, the first full paragraph on page 79 of the Loan Agreement beginning "Notwithstanding (a)" shall be deleted in its entirety and replaced as follows:

                           "Notwithstanding (a) the existence of a Default or an
                  Event of Default, (b) that any of the other applicable conditions precedent set forth in Section 8.2 hereof have not been satisfied or (c) any other provision of this Loan Agreement, Agent may at its discretion and without the consent of the Required Lenders, voluntarily permit the outstanding Revolving Advances at any time to exceed the Formula Amount by up to one hundred and ten percent (110%) of the Formula Amount for up to ten (10) consecutive Business Days, but no more than three (3) times in any given one (1) year period. For purposes of the preceding sentence, the discretion granted to Agent hereunder shall not preclude involuntary overadvances that may result from time to time due to the fact that the Formula Amount was unintentionally exceeded for any reason, including, but not limited to, Collateral previously deemed to be either "Eligible Receivables" or "Eligible

                                      Page -3-
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                  Inventory", as applicable, becomes ineligible, collections of
                  Receivables applied to reduce outstanding Revolving Advances are thereafter returned for insufficient funds or overadvances are made to protect or preserve the Collateral. In the event Agent involuntarily permits the outstanding Revolving Advances to exceed the Formula Amount by more than ten percent (10%), Agent shall use its efforts to have Borrowers decrease such excess in as expeditious a manner as is practicable under the circumstances and not inconsistent with the reason for such excess. Revolving Advances made after Agent has determined the existence of involuntary overadvances shall be deemed to be involuntary overadvances and shall be decreased in accordance with the preceding sentence."

                  (c) The notice provisions in Section 15.6(A) of the Loan Agreement shall be amended by adding:

                  "with a copy to:     PNC Bank Agency Services One
                                       PNC Plaza 22 /nd/ Floor
                                       249 5 /th/ Avenue
                                       Pittsburgh, PA  15222-2707
                                       Attention: Lisa Pierce
                                       Telephone: 412-762-6442
                                       Facsimile: 412-762-8672"

         5.       Representations and Warranties.
                  ------------------------------

                  (a)      Each Borrower hereby:

                           (i)     reaffirms all representations and warranties
made to Agent and Lenders under the Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct as of the date hereof;

                           (ii)    reaffirms all of the covenants contained in
the Agreement and covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

                           (iii)   represents and warrants that no Default or
Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

                           (iv)    represents and warrants that it has the
authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not

                                      Page -4-
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contravene any provisions of its Articles of Incorporation and By-laws or of any contract or agreement to which it is a party or by which any of its properties are bound; and

                           (v)     represents and warrants that this Amendment
and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

         6.       Effectiveness Conditions. This Amendment shall be effective
                  ------------------------
upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Agent and Agent's counsel):

                  (a) Execution by each Borrower and delivery to Agent of this Amendment; and

                  (b) No Potential Default or Event of Default shall have occurred under the Existing Financing Agreements.

         7.       Further Assurances and Affirmative Covenant. Each Borrower
                  -------------------------------------------
hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

         8.       Payment of Expenses. Borrowers shall pay or reimburse Agent
                  -------------------
and Lenders for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

         9.       Reaffirmation of Loan Agreement. Except as modified by the
                  -------------------------------
terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

         10.      Miscellaneous.
                  -------------

                  (a)      Third Party Rights. No rights are intended to be
                           ------------------
created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

                  (b)      Headings. The headings of any paragraph of this
                           --------
Amendment are for convenience only and shall not be used to interpret any provision hereof.

                  (c)      Modifications. No modification hereof or any
                           -------------
agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

                  (d)      Governing Law. The terms and conditions of this
                           -------------
Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

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                  (e)      Counterparts. This Amendment may be executed in any
                           ------------
number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                     [Signatures begin on following pages]

                                      Page -6-
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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                            WINCUP HOLDINGS, INC.

                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer

                            RADNOR CHEMICAL CORPORATION


                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer


                            STYROCHEM U.S., LTD.
                            By: StyroChem GP, LLC, its General Partner
                            By: Radnor Chemical Corporation, its Sole Member


                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer


                            RADNOR HOLDINGS CORPORATION

                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer


                            RADNOR DELAWARE II, INC.

                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer

                                      Signature Page -1 of 3
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                            STYROCHEM DELAWARE, INC.

                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer


                            WINCUP TEXAS, LTD.
                            By: WinCup GP, LLC, its General Partner
                            By: WinCup Holdings, Inc., its Sole Member


                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer


                            STYROCHEM GP, L.L.C.
                            By: Radnor Chemical Corporation, its Sole Member


                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer


                            STYROCHEM LP, L.L.C.
                            By: Radnor Chemical Corporation, its Sole Member


                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer


                            WINCUP GP, L.L.C.
                            By: WinCup Holdings, Inc. its Sole Member


                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer

                                      Signature Page -2 of 3
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                            WINCUP LP, L.L.C.
                            By: WinCup Holdings, Inc. its Sole Member


                            By: /s/ R. Radcliffe Hastings, Sr.
                               -------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer


                            PNC BANK, NATIONAL ASSOCIATION


                            By: /s/ Janeann Fehrle
                               -------------------------------------------
                               Janeann Fehrle, Vice President

                            Signature Page -3 of 3